EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, the Chief Executive Officer and the Chief Financial Officer of Hines Global Income Trust, Inc. (the “Company”), each hereby certifies that to his/her knowledge, on the date hereof:

(a)the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2026 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section l3(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 14, 2026	/s/ Jeffrey C. Hines
Jeffrey C. Hines
Chief Executive Officer and Chairman of the Board of Directors

Date:	August 14, 2026	/s/ J. Shea Morgenroth
J. Shea Morgenroth
Chief Financial Officer